UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2009

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Broadway, (31st Floor) New York, NY	10271
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 655-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 13, 2009, Tower Group, Inc. (“Tower”) and Tower S.F. Merger Corporation, a wholly-owned subsidiary of Tower (“Merger Sub”), completed the acquisition of Specialty Underwriters’ Alliance, Inc. (“SUA”), pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger executed on July 22, 2009 and effective as of June 21, 2009, by and among Tower, Merger Sub and SUA (the “Merger Agreement”).

SUA, a Delaware corporation headquartered in Chicago, Illinois, was incorporated in April 2003, and through its wholly-owned subsidiary, SUA Insurance Company, offers specialty commercial property and casualty insurance products through independent general agents, or partner agents, that serve niche groups of insureds.

Under the terms of the Merger Agreement, each share of SUA common stock and each share of SUA Class B common stock, excluding any shares held in treasury by SUA, owned by Tower or any wholly-owned subsidiary of Tower, or owned by any direct or indirect subsidiary of SUA (other than any SUA common stock or Class B common stock held in an investment portfolio), will be converted into the right to receive 0.28 shares of Tower common stock.  In connection with the closing of the transaction, Tower will issue an aggregate of approximately 4,460,098 shares of its common stock to SUA stockholders.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the completion of the merger is attached to this Current Report on Form 8-K as Exhibit 99.1 and is herein incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date hereof.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date hereof.

(d) Exhibits

2.1*	Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and effective as of June 21, 2009, among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc., incorporated by reference to Exhibit 2.1 to Tower’s Current Report on Form 8-K filed on July 23, 2009
99.1	Press Release issued by Tower, dated November 13, 2009, announcing that the acquisition of SUA by Tower has closed

* Previously filed

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Investors will be able to obtain all relevant documents filed by Tower with the Securities and Exchange Commission (“SEC”) free of charge at the SEC’s website www.sec.gov, or from Tower directly at 120 Broadway (31st Floor), New York, NY 10271, (212) 655-2000; email: info@twrgrp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.

Date:	November 13, 2009	/s/ Elliot S. Orol
ELLIOT S. OROL
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 2.1:*	Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and effective as of June 21, 2009, among Tower Group, Inc., Tower S.F. Merger Corporation and Specialty Underwriters’ Alliance, Inc., incorporated by reference to Exhibit 2.1 to Tower’s Current Report on Form 8-K filed on July 23, 2009

Exhibit 99.1:	Press Release issued by Tower, dated November 13, 2009, announcing that the acquisition of SUA by Tower has closed

* Previously filed